UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

Lazard Group LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-126751	51-0278097
(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza, New York, NY	10112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 632-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 6, 2024, Lazard, Inc. issued a press release announcing the intention of its subsidiary Lazard Group LLC (the “Company”) to offer one or more series of the Company’s senior notes in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-263578). The March 6, 2024 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 6, 2024, Lazard, Inc. issued a press release announcing that the Company has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 3.750% Senior Notes due February 13, 2025 (the “2025 Notes”). The Tender Offer is subject to the conditions described in the offer to purchase and related letter of transmittal and notice of guaranteed delivery delivered to the holders of the 2025 Notes on March 6, 2024, including the condition that the Company has received, on terms satisfactory to it in its sole discretion, net proceeds from one or more offerings of senior unsecured notes after March 6, 2024 in an amount sufficient to fund (i) the purchase of all 2025 Notes accepted in the Tender Offer and (ii) all fees and expenses in connection with the Tender Offer. The Tender Offer will expire at 5:00 p.m., New York City time, on March 12, 2024 unless extended or terminated earlier by the Company.

Assuming that all of the outstanding 2025 Notes are repurchased in the Tender Offer, the Company estimates that it will incur a gain on debt extinguishment in connection with the Tender Offer of approximately $4.3 million. The March 6, 2024 press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 6, 2024

99.2	Press Release, dated March 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD GROUP LLC (Registrant)

By:	/s/ Mary Ann Betsch
Name: Mary Ann Betsch
Title: Chief Financial Officer

Dated: March 6, 2024